CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR PORTIONS OF THIS EXHIBIT WHICH HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND FILED SEPARATELY WITH THE COMMISSION.


                                    ADDENDUM


August 26, 1999

Mr. Sebastian E. Cassetta
Chairman, Chief Executive Officer

SmartServ Online, Inc.
One Station Place
Stamford, CT  06902

Dear Sam,

This letter, upon execution by SmartServ Online, Inc. (SmartServ) and Data Transmission Network Corporation (DTN) will constitute an addendum to the Software License and Service Agreement (the Agreement) between SmartServ and DTN dated May 1, 1998 and amended May 1, 1999. All terms defined in the Agreement have the same meanings when used herein.

For the development, enhancement and maintenance of **** trading application software, it is hereby agreed:

(1)  Software Development Fee

     DTN will pay SmartServ a total of **** to develop trading application software for **** ; and, of this total, DTN will pay **** to SmartServ upon delivery and proof of performance of the first beta version of the **** trading application software and the remaining **** within thirty (30) days after the **** trading application software is installed and commercially used.

(2)  Software Enhancement and Maintenance Fees

     SmartServ will enhance and maintain the **** trading Application software in accordance with the terms and conditions of the Agreement. DTN will pay SmartServ **** of revenue earned by the use of the **** trading application software each month within twenty (20) days after the end of the respective months to which they relate.


**** REPRESENTS MATERIAL REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Mr. Sebastian E. Cassetta
Agreement Addendum
Page 2


This addendum shall remain in effect for so long as the Agreement shall remain in effect. Except as set forth herein, all terms and conditions of the Agreement remain in effect. This addendum, together with the Agreement, constitute the entire understanding of SmartServ and DTN and cannot be modified except in writing signed by both SmartServ and DTN.

Please signify SmartServ's concurrence with the terms written hereabove by signing both copies of this addendum where indicated herebelow and return one copy to me.

Sincerely,

/s/ Charles R. Wood

Charles R. Wood
Sr. Vice President

CRW: co

Accepted and agreed:

SmartServ Online, Inc.                     Data Transmission Network Corporation


By:  /s/ Sebastian E. Cassetta             By:  /s/ Roger W. Wallace
------------------------------------       ------------------------------------
           (signature)                               (signature)

      Sebastian E. Cassetta                         Roger W. Wallace
------------------------------------       ------------------------------------
                (type or print name)              (type or print name)

Title:   Chairman & CEO                     Title:  Senior Vice President

Date:    10/3/99                                      Date:    9/2/99


**** REPRESENTS MATERIAL REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.